UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2009
LaCROSSE FOOTWEAR, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-23800	39-1446816
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
17634 NE Airport Way, Portland, Oregon 97230

(Address of principal executive offices, including zip code)
(503) 262-0110

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On August 7, 2009, LaCrosse Footwear, Inc. issued a press release entitled “END FOOTWEAR DESIGN INNOVATION TO BE INTEGRATED INTO LACROSSE AND DANNER PRODUCTS” regarding its strategic decision to discontinue END Footwear (Environmentally Neutral Design) as a standalone outdoor and running brand. With this announcement, LaCrosse plans to leverage the END platform of innovative lightweight designs into the LaCrosse and Danner product lines and distribution channels for Fall 2010. The Company does not anticipate incurring material expenses associated with this action.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description
99.1	LaCrosse Footwear, Inc. Press Release dated August 7, 2009, entitled “END FOOTWEAR DESIGN INNOVATIONS TO BE INTEGRATED INTO LACROSSE AND DANNER PRODUCTS”.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

LaCROSSE FOOTWEAR, INC.
Dated: August 7, 2009	By:	/s/ David P. Carlson
David P. Carlson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	LaCrosse Footwear, Inc. Press Release dated August 7, 2009, entitled “END FOOTWEAR DESIGN INNOVATIONS TO BE INTEGRATED INTO LACROSSE AND DANNER PRODUCTS”.